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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 2, 2001
                                                         ----------------



                          The Williams Companies, Inc.
                          ----------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                        1-4174                   73-0569878
   --------                    ---------------          -------------------
(State or other                  (Commission             (I.R.S. Employer
jurisdiction of                  File Number)           Identification No.)
incorporation)



  One Williams Center, Tulsa, Oklahoma                         74172
  ------------------------------------                       ---------
(Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code: 918/573-2000
                                                            ------------



                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.    Other Events.

         On August 2, 2001, The Williams Companies, Inc., a Delaware corporation ("Williams"), completed its acquisition of Barrett Resources Corporation, a Delaware corporation ("Barrett Resources"). Barrett Resources was acquired pursuant to an Agreement and Plan of Merger dated as of May 7, 2001 (the "Merger Agreement") by and among Williams, Barrett Resources and Resources Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Williams ("Purchaser"). Under the terms of the Merger Agreement, Williams acquired all of the outstanding shares of Barrett Resources common stock, par value $0.01 per share (including the associated preferred stock purchase rights, the "Barrett Shares"), through a two-step transaction comprised of a cash tender offer for 16,730,502 Barrett Shares, or approximately 50 percent of the Barrett Shares then outstanding, followed by a second step merger in which Barrett Resources was merged with and into Purchaser, with Purchaser as the surviving corporation continuing as a wholly owned subsidiary of Williams.

         On August 2, 2001, stockholders of Barrett Resources approved the merger at a special meeting of Barrett Resources stockholders and the certificate of merger was subsequently filed with the Secretary of State of Delaware thus completing the merger. In the merger, each outstanding Barrett Share, other than Barrett Shares held by Williams or its subsidiaries, was converted into the right to receive 1.767 shares of Williams' common stock.

         A joint press release issued on August 2, 2001, by Williams and Barrett Resources is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         Williams files the following exhibit as part of this report:

         Exhibit 99.1 Copy of a joint press release dated August 2, 2001, by Williams and Barrett Resources, publicly announcing the matters reported herein.

         Pursuant to the requirements of the Securities Exchange Act of 1934, Williams has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         THE WILLIAMS COMPANIES, INC.


                                         /s/ SUZANNE H. COSTIN
                                         --------------------------------------
Date: August 2, 2001                     Name:  Suzanne H. Costin
                                         Title: Corporate Secretary



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
 99.1          Copy of a joint press release dated August 2, 2001, by Williams and Barrett Resources, publicly announcing the matters reported herein.